PUTNAM
                                                     MUNICIPAL
                                                     OPPORTUNITIES
                                                     TRUST



                               [GRAPHIC OMITTED:
                                   art work]



SEMIANNUAL REPORT
October 31, 1995



                                     [LOGO:
                            BOSTON - LONDON - TOKYO]

FUND HIGHLIGHTS

   o "ONE INVESTOR'S WORRY IS ANOTHER'S OPPORTUNITY. THAT'S THE MORAL OF THE STORY OF THE MUNICIPAL BOND MARKET NOW, WHERE FEARS OF A FLAT TAX HAVE MADE MUNIS EXTREMELY ATTRACTIVE."
                                         -- Fortune Magazine, September 1995

   o "[T]HE UPHEAVAL IN THE MUNI MARKET HAS CREATED SOME GREAT DEALS FOR INVESTORS WHO KNOW WHERE TO LOOK."
                                                     -- Money, November 1995


      CONTENTS

    4 Report from Putnam Management

    8 Fund performance summary

   10 Portfolio holdings

   15 Financial statements

FROM THE CHAIRMAN

                                                        [GRAPHIC OMITTED:
                                                             Photo of
                                                          George Putnam]
                                                        (C) Karsh, Ottawa

Dear Shareholder:

The period encompassing the first half of Putnam Municipal Opportunities Trust's fiscal year followed one of the most severe bond market downturns on record and ended in the midst of one of the market's strongest rallies.

The benefits of the market's upturn during the six months ended October 31, 1995, were dampened somewhat for tax-free bond investors. Talk of a flat tax ignited concerns that the tax advantage long enjoyed by municipal securities would be lost. As is so often the case, however, the market overreacted, and by the fiscal year's midpoint it had recognized the fact.

Fund Manager Triet Nguyen believes that prospects of a flat tax being enacted anytime soon are quite slim. Furthermore, the Federal Reserve Board's success in slowing the pace of the economy has contributed to a favorable environment for bonds. Low inflation and relatively stable bond yields point to a continuation of these positive conditions through the second half of the fund's fiscal year.

Respectfully yours,

/s/ George Putnam
    George Putnam
    Chairman of the Trustees
    December 20, 1995

REPORT FROM THE FUND MANAGER
TRIET M. NGUYEN

   An encouraging environment for fixed-income securities prevailed for most of the first half of Putnam Municipal Opportunities Trust's 1996 fiscal year. Despite ongoing flat-tax fears that have shown the potential to dampen the performance of tax-free investments, your fund was largely able to keep pace with the persistently strong bond market.

   For the six months ended October 31, l995, your fund delivered a total return of 8.11% at net asset value and 14.38% at market price, while continuing to provide an attractive level of tax-free income. We are optimistic that strength in the municipal-bond market will persist in the coming months, even as we carefully monitor the domestic economy for signs of too dramatic a slowdown.

o  TAKING ADVANTAGE OF A POSITIVE ENVIRONMENT

   Since the beginning of calendar 1995, U.S. financial markets have experienced an enduring rally. Fueling the rise in bond prices (as well as stock prices) was stability in short-term interest rates -- even a slight decline -- set by the Federal Reserve Board. Another positive factor for investments throughout 1995 has been low inflation. The municipal market, along with the equity and Treasury markets, responded favorably to these factors.

   The municipal market has succeeded in holding its own thus far in 1995, even in the face of potentially deleterious tax-policy shifts. Most significantly, the tax-free market experienced some turbulence earlier this year when discussions of a flat tax began in earnest in Washington. A flat tax, if implemented, would effectively remove the raison d'etre for tax-free investments.

   In our last report to you, which was written in the midst of the market's initial reaction, we stated our belief that implementation of a flat tax -- or any other radical change in the current tax system -- is probably years away and that the strength of the market's fundamentals should eventually stave off short-term concerns. In other developments in Washington, evidence of mounting fiscal conservatism could have a generally positive effect on fixed-income investments and in turn, support municipal-bond prices.

o  AIRLINES, AIRPORTS POSITIVE HOLDINGS

   Over its semiannual period, your fund benefited from a substantial stake in strong-performing airline issues. Indeed, despite an apparently slowing economy, we continue to be upbeat about prospects for both airline and airport bonds. The air transportation industry -- along with many other U.S. industries -- has emerged from a period of dramatic restructuring in stronger shape, operating with greater efficiency. This has been reflected in prices for airline stocks and corporate bonds. We were able to participate in the industry's strength by purchasing so-called private-activity issues, which enjoy tax-exempt status even though they are backed by private corporations.

   Municipal bonds issued by airports were also very strong over the period. A substantial portion of the fund was invested in Chicago's O'Hare Airport revenue bonds. These bonds, supported by earnings from one of the world's busiest airports, continue to offer superior income. We also remain confirmed in our upbeat assessment about the new Denver International Airport. Much maligned at its beginning, the airport at long last has begun to function smoothly. Furthermore, when we first bought Denver International Airport bonds, they were rated BB -- a notch below investment grade. Standard & Poor's has just announced an investment-grade rating of BBB for the bonds, an upgrade that could help bolster their price.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS* showing
 Transportation/Airlines         22.03%
 Utilities/Water and Sewerage    15.33%
 Health care                     11.61%
 Energy                          10.29%
 Housing                          8.45%
Footnote reads:
 *Based on net assets as of 10/31/95. Holdings will vary over time.]

   Elsewhere in the portfolio, we have trimmed the fund's exposure to health-care issues somewhat. We believe that ongoing spending reductions in this sector could accelerate. Indeed, Congress appears to have tightened its stance on reducing Medicare, which could further roil the health-care sector. However, we still have roughly 10% committed in this sector and believe that pockets of strength remain. Furthermore, most of the fund's health-care holdings carry very high coupons, which increase their potential for quality upgrading through refunding.

o  SUPPLY/DEMAND CHARACTERISTICS REMAIN POSITIVE

   The ongoing decline in supply has provided important support for the municipal-bond market. New issuance and refinancing of municipal bonds have declined significantly over the fund's fiscal period; nationally, issuance of these bonds is off approximately 25% from 1994 levels. As more bonds are called out of the market, the lower supply could support prices -- and bolster the performance of your fund over time.

o  LOOKING FORWARD

   The average credit quality rating for fund holdings is A-. With the economy still relatively buoyant, we have sought higher-yielding issues that offered strong value. However, if the domestic economy continues to soften, we may raise the overall credit quality by purchasing higher-quality bonds, which tend to do well in a slower economic environment.

   We have also extended duration to take advantage of a stable-to-declining interest rate environment. Duration is a measure of the interest rate sensitivity of a bond. By extending duration, we hope to capture the benefit of declining interest rates as the economy slows. Furthermore, we are upbeat about prospects for the municipal market as investors begin to take profits on equity gains, which could prompt a renewed interest in tax-exempt securities.

   Whatever the conditions, Putnam will continue to follow closely the developments in today's information-sensitive municipal market. Indeed, Putnam employs its extensive research capabilities to

   -----------------------------------------------------------------------------
    TOP 10 HOLDINGS (10/31/95)
   -----------------------------------------------------------------------------
    CHICAGO, O'HARE INTERNATIONAL AIRPORT, SPECIAL FACILITIES REVENUE BONDS (SER. 84A)
   -----------------------------------------------------------------------------
    CHICAGO, O'HARE INTERNATIONAL AIRPORT, SPECIAL FACILITIES REVENUE BONDS (SER. C)
   -----------------------------------------------------------------------------
    SALEM COUNTY, STATE INDUSTRIAL POLLUTION CONTROL FINANCING AUTHORITY, NEW JERSEY
   -----------------------------------------------------------------------------
    DENVER, CITY AND COUNTY AIRPORT REVENUE BONDS
   -----------------------------------------------------------------------------
    ILLINOIS HOUSING, DEVELOPMENT AUTHORITY MULTIFAMILY REVENUE BONDS
   -----------------------------------------------------------------------------
    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY, ELECTRIC ENERGY FACILITY REVENUE BONDS
   -----------------------------------------------------------------------------
    MONTGOMERY COUNTY, STATE HIGHER EDUCATIONAL AND HEALTH AUTHORITY, HOSPITAL REVENUE BONDS, PENNSYLVANIA
   -----------------------------------------------------------------------------
    ALLIANCE AIRPORT AUTHORITY, SPECIAL FACILITIES REVENUE BONDS, TEXAS
   -----------------------------------------------------------------------------
    TITUS COUNTY, STATE FRESH WATER SUPPLY DISTRICT, REVENUE BONDS, TEXAS
   -----------------------------------------------------------------------------
    BEXAR COUNTY, STATE HEALTH FACILITIES DEVELOPMENT CORPORATION, REVENUE BONDS, TEXAS
   -----------------------------------------------------------------------------
   These holdings represent 35.1% of the fund's assets. Portfolio holdings will vary over time.


   stay apprised of germane developments. While we are generally optimistic for the months ahead, tougher rhetoric or action from Washington could cause renewed difficulties in the municipal-bond market. Furthermore, an overly slow economy could also lead to some volatility in the months ahead.

   The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

PERFORMANCE SHOULD ALWAYS BE CONSIDERED IN LIGHT OF A FUND'S INVESTMENT STRATEGY. PUTNAM MUNICIPAL OPPORTUNITIES TRUST IS DESIGNED FOR INVESTORS SEEKING AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH PRESERVATION OF CAPITAL.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/95
                                                NAV               MARKET PRICE
--------------------------------------------------------------------------------
6 months                                       8.11%                     14.38%
--------------------------------------------------------------------------------
1 year                                        17.33                      22.60
--------------------------------------------------------------------------------
Life-of-fund (since 5/28/93)                  16.94                       7.47
Annual average                                 6.65                       3.01
--------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/95
                                       LEHMAN BROS.
                                          MUNICIPAL                   CONSUMER
                                         BOND INDEX                PRICE INDEX
--------------------------------------------------------------------------------
6 months                                       6.76%                      1.19%
--------------------------------------------------------------------------------
1 year                                        14.84                       2.81
--------------------------------------------------------------------------------
Life-of-fund (since 5/28/93)                  15.67                       6.59
Annual average                                 6.17                       2.66
--------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)
                                                NAV               MARKET PRICE
--------------------------------------------------------------------------------
6 months                                       7.06%                      6.90%
--------------------------------------------------------------------------------
1 year                                        12.69                      14.52
--------------------------------------------------------------------------------
Life-of-fund (since 5/28/93)                  15.39                       3.85
Annual average                                 6.31                       1.63
--------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
 PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------
 6 months ended 10/31/95
 DISTRIBUTIONS PER SHARE:
 COMMON SHARES                     PER SHARE
--------------------------------------------------------------------------------
 Number                                    6
 Income                               $0.495
 Total                                 0.495

 PREFERRED SHARES
--------------------------------------------------------------------------------
 Number                                    6
 Income (Series A 800)               $956.69
 Total                               $956.69

 SHARE VALUE COMMON SHARES               NAV                     MARKET PRICE
--------------------------------------------------------------------------------
 4/30/95                              $13.23                           $12.25
 10/31/95                              13.78                            13.50

 CURRENT RETURN COMMON SHARES
--------------------------------------------------------------------------------
 End of period
 Current dividend rate(1)               7.18%                            7.33%
 Taxable equivalent(2)                  11.89                            12.14
--------------------------------------------------------------------------------
Capital gains are taxable for federal and, in most cases, state tax purposes. Investment income may be subject to state and local taxes. (1)Income portion of most recent distribution, annualized and divided by NAV or market price at end of period. (2)Assumes maximum 39.60% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the alternative minimum tax.

TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends paid on the remarketed preferred shares, divided by the number of outstanding common shares.

MARKET PRICE is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

PORTFOLIO OF INVESTMENTS OWNED
October 31, 1995 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Federal Guaranty Insurance Corporation
FSA         -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized G.O. Bonds -- General Obligation Bonds
IF          -- Inverse Floater
IFB         -- Inverse Floating Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.9%)*
PRINCIPAL AMOUNT                                                     RATINGS**         VALUE

ALABAMA (2.1%)
--------------------------------------------------------------------------------------------
$ 5,000,000   Butler, Indl. Dev. Board Rev. Bonds
              (Solid Waste Disp. James River Corp. Project),
              8s, 9/1/28                                                BBB     $  5,600,000

ARIZONA (1.1%)
--------------------------------------------------------------------------------------------
  2,860,000   Scottsdale, Indl. Dev. Auth. Rev. Bonds
              (Westminster Village Project), 7 7/8s, 6/1/09            BB/P        3,035,175

CALIFORNIA (12.7%)
--------------------------------------------------------------------------------------------
  5,000,000   Foothill/Eastern Trans. Corridor Agcy. Rev. Bonds
              (CA Toll Roads), Ser. A, 5s, 1/1/35                       Baa        4,025,000
  2,730,000   Loma Linda Hosp. Rev. Bonds
              (Loma Linda U. Med. Center), Ser. C, MBIA,
              5s, 12/1/08                                               AAA        2,644,688
  3,000,000   Metro. Wtr. Dist. IFB
              (Southern CA Waterworks), 7.112s, 8/10/18                  AA        3,022,500
  2,000,000   Orange Cnty., Pub. Fac. Corp. COP
              (Solid Waste Management), 7 7/8s, 12/1/13                 BBB        2,027,500
  5,000,000   San Bernardino Cnty., COP
              (Med. Ctr. Fin. Project), Ser. A, MBIA, 6 1/2s, 8/1/17    AAA        5,468,750
              San Diego, IF COP, AMBAC
  3,000,000   7.07s, 9/1/12                                             AAA        3,018,750
  3,000,000   6.82s, 9/1/07                                             AAA        3,180,000
  4,000,000   Santa Ana, Cmnty. Redev. Agcy. Tax Alloc. Rev. Bonds
              Ser. B, 7 1/2s, 9/1/16                                    BBB        4,170,000
  3,000,000   So. CA Pub. Pwr. Auth. IFB
              FGIC, 5.22s, 7/1/17                                       AAA        2,745,000
  3,000,000   Thousand Oaks, Cmnty. Fac. Dist. Special. Tax Rev.
              Bonds (No. 94-1), 6 7/8s, 9/1/24                         BB/P        2,992,500
                                                                                ------------
                                                                                  33,294,688

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                    RATINGS**          VALUE

COLORADO (5.6%)
--------------------------------------------------------------------------------------------
              Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
$ 9,440,000   8 3/4s, 11/15/23                                          BBB     $ 11,009,400
  3,160,000   MBIA, 8 1/2s, 11/15/23                                    AAA        3,736,700
                                                                                ------------
                                                                                  14,746,100

FLORIDA (1.6%)
--------------------------------------------------------------------------------------------
  3,775,000   Martin Cnty., Indl. Dev. Auth. Rev. Bonds
              (Indiantown Co-generation Project), Ser. A, 7 7/8s,
              12/15/25                                                  Baa        4,289,344

ILLINOIS (15.6%)
--------------------------------------------------------------------------------------------
              Chicago, O'Hare Intl. Arpt. Special. Fac. Rev. Bonds
              (United Air Lines, Inc.),
 11,095,000   Ser. 84A, 8.85s, 5/1/18                                   Baa       12,454,138
 11,135,000   Ser. C, 8.2s, 5/1/18                                      Baa       12,053,638
  3,000,000   IL Hlth. Fac. Auth. Rev. Bonds
              (Grant Hosp. of Chicago), 7 1/2s, 6/1/13                  AAA        3,168,660
 10,000,000   IL Hsg. Dev. Auth. Multi-Fam. Rev. Bonds
              Ser. 91A, 8 1/4s, 7/1/16                                    A       10,800,000
  2,200,000   IL Hsg. Dev. Auth. Res. Mtge. IFB
              10.381s, 2/1/20 (acquired 5/28/93, cost $2,492,050)++       A        2,414,500
                                                                                ------------
                                                                                  40,890,936

INDIANA (1.2%)
--------------------------------------------------------------------------------------------
  3,000,000   IN State Dev. Fin. Auth. Rev. Bonds
              (Inland Steel Co. Project), 6.85s, 12/1/12                 Ba        3,078,750

KENTUCKY (3.0%)
--------------------------------------------------------------------------------------------
              Kenton Cnty., Arpt. Board. Special. Facs. Rev. Bonds
              (Delta Air Lines, Inc. Project),
  3,400,000   Ser. A, 7 1/2s, 2/1/20                                     Ba        3,621,000
  3,000,000   Ser. A, 6 1/2s, 2/1/22                                     Ba        2,880,000
  1,300,000   Ser. B, 7 1/4s, 2/1/22                                     Ba        1,374,750
                                                                                ------------
                                                                                   7,875,750

LOUISIANA (5.0%)
--------------------------------------------------------------------------------------------
              LA State Recvy. Dist. Sales Tax, VRDN
  2,200,000   3.733s, 7/1/98                                          VMIG1        2,200,000
  2,000,000   FGIC, 3.9s, 7/1/97                                      VMIG1        2,000,000
  5,500,000   Port of New Orleans, Indl. Dev. Rev. Bonds
              (Continental Grain Co. Project), 7 1/2s, 7/1/13            BB        5,671,875
  2,850,000   St. Charles Parish, Poll. Control Rev. Bonds
              (LA Pwr. & Lt. Co.), 8s, 12/1/14                          Baa        3,138,563
                                                                                ------------
                                                                                  13,010,438

MASSACHUSETTS (4.4%)
--------------------------------------------------------------------------------------------
              MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
  3,135,000   (Norwood Hosp.), Ser. E, 8s, 7/1/12                        Ba        3,142,838
  3,000,000   (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s,
              8/15/24                                                  BB/P        3,063,750
  3,000,000   MA State Indl. Fin. Agcy. Resource Recvy. Rev. Bonds
              (Southeastern MA Project), Ser. A, 9s, 7/1/15            BB/P        3,348,750
  2,000,000   MA State VRDN
              Ser. B, 3.7s, 12/1/97                                   VMIG1        2,000,000
                                                                                ------------
                                                                                  11,555,338

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                    RATINGS**          VALUE

MICHIGAN (2.1%)
--------------------------------------------------------------------------------------------
$ 1,700,000   Dickinson Cnty., Hosp. Rev. Bonds
              (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                    Ba     $  1,833,875
  1,000,000   Grand Rapids Wtr. Supply Syst. VRDN
              FGIC, 2.1s, 1/1/20                                      VMIG1        1,000,000
  2,500,000   MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds
              Ser. A, FSA, 7.55s, 4/1/23                                AAA        2,668,750
                                                                                ------------
                                                                                   5,502,625

MISSISSIPPI (1.1%)
--------------------------------------------------------------------------------------------
  2,500,000   Claiborne Cnty., Poll. Control Rev. Bonds
              (Middle South Energy, Inc.), Ser. B, 8 1/4s, 6/1/14     BBB/P        2,759,375

NEBRASKA (1.2%)
--------------------------------------------------------------------------------------------
  2,700,000   NE Investment Fin. Auth. Single Fam. Mtge. IFB
              Ser. 2, GNMA Coll., 11.134s, 9/10/30                      AAA        3,111,750

NEVADA (1.1%)
--------------------------------------------------------------------------------------------
  2,750,000   Clark Cnty., Indl. Dev. Rev. Bonds
              (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32             Baa        2,901,250

NEW JERSEY (9.1%)
--------------------------------------------------------------------------------------------
  9,000,000   NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
              (Vineland Co-generation L.P. Project), 7 7/8s, 6/1/19    BB/P        9,686,250
  2,590,000   NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
              (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                  BB/P        2,602,950
 10,000,000   Salem Cnty., Indl. Poll. Control Fing. Auth. IFB
              8.72s, 10/1/29 (acquired 10/28/94,
              cost $9,750,000)++                                        Aaa       11,487,500
                                                                                ------------
                                                                                  23,776,700

NEW YORK (4.6%)
--------------------------------------------------------------------------------------------
  4,500,000   NY City, G.O. Bonds
              Ser. D, 6s, 2/15/25                                       BBB        4,359,375
  4,600,000   NY City, Indl. Dev. Agcy. Special. Fac. Rev. Bonds
              (American Airlines, Inc. Project), 8s, 7/1/20             Baa        4,933,500
  3,000,000   NY State Dorm. Auth. Rev. Bonds
              (Court Facs. Lease), Ser. A, 5 1/2s, 5/15/23              Baa        2,763,750
                                                                                ------------
                                                                                  12,056,625

NORTH CAROLINA (0.7%)
--------------------------------------------------------------------------------------------
  2,000,000   NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev. Bonds
              Ser. B, 6s, 1/1/22                                          A        1,962,500

OHIO (1.2%)
--------------------------------------------------------------------------------------------
  2,963,000   OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB
              Ser. A-2, GNMA Coll., 9.627s, 3/24/31                     AAA        3,214,855

PENNSYLVANIA (7.9%)
--------------------------------------------------------------------------------------------
  3,000,000   Beaver Cnty., Indl. Dev. Auth. Rev. Bonds
              (Cleveland Elec. Project), 7 5/8s, 5/1/25                  Ba        3,105,000
  7,000,000   Montgomery Cnty., Higher Edl. & Hlth. Auth. Hosp.
              Rev. Bonds (UTD Hosp. Project), Ser. B, 8 3/8s, 11/1/11  BB/P        7,437,500
  5,000,000   PA State Econ. Dev. Fin. Auth. Resource Recvy.
              Rev. Bonds (Northampton Generating Project), Ser. A,
              6.4s, 1/1/09                                             BB/P        4,893,750

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                    RATINGS**          VALUE

PENNSYLVANIA (continued)
--------------------------------------------------------------------------------------------
$ 5,000,000   PA State Higher Edl. Assistance Agcy. Student Loan IFB
              AMBAC, 9.48s, 9/3/26                                      AAA     $  5,431,250
                                                                                ------------
                                                                                  20,867,500

SOUTH CAROLINA (1.9%)
--------------------------------------------------------------------------------------------
  4,500,000   Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
              (Bayerische Motoren Werke), 7.55s, 11/1/24                A/P        4,899,375

TEXAS (10.0%)
--------------------------------------------------------------------------------------------
  5,500,000   Alliance Arpt. Auth. Special. Fac. Rev. Bonds
              (American Airlines, Inc. Project), 7 1/2s, 12/1/29        Baa        5,823,125
              Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
              (St. Luke's Lutheran Hosp. Project),
  4,800,000   7.9s, 5/1/18                                              AAA        5,730,000
  2,000,000   7.9s, 5/1/11                                            AAA/P        2,387,500
  2,450,000   Jefferson Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev. Bonds
              (Baptist Healthcare Syst. Project), 8 7/8s, 6/1/21        BBB        2,593,938
  3,535,000   Port Corpus Christi, Indl. Dev. Corp. Rev. Bonds
              (Valero Refining & Marketing Co.),
              Ser. A, 10 1/4s, 6/1/17                                   Baa        3,910,594
  5,000,000   Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll. Rev.
              Bonds (Southwestern Elec. Pwr. Co.),
              Ser. A, 8.2s, 8/1/11                                       Aa        5,818,750
                                                                                ------------
                                                                                  26,263,907

VIRGINIA (3.0%)
--------------------------------------------------------------------------------------------
  3,000,000   Fairfax Cnty., Indl. Dev. Auth. IFB
              (Fairfax Hosp. Syst.), Ser. C, 9.528s, 8/29/23             AA        3,821,250
  4,000,000   Henrico Cnty., Indl. Dev. Auth. Rev. Bonds
              (Bon Secours Hlth. Syst. Project), FSA,
              5.929s, 8/15/27                                           AAA        4,155,000
                                                                                ------------
                                                                                   7,976,250

WASHINGTON (3.7%)
--------------------------------------------------------------------------------------------
  4,650,000   Pierce Cnty., Econ. Dev. Corp. Rev. Bonds
              (Solid Waste-Occidental Petroleum), 5.8s, 9/1/29          Baa        4,248,934
  2,600,000   WA State Hlth. Care Fac. Auth. IFB
              (Sisters Providence ), Ser. C, 3 1/2s, 10/1/05            AAA        2,600,000
  3,000,000   WA State Hlth. Care Facs. Auth. VRDN
              (Sisters of Providence), Ser. D, 3.8s, 10/1/05          VMIG1        3,000,000
                                                                                ------------
                                                                                   9,848,934
--------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS (cost $257,454,558)***                          $262,518,165
--------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $262,714,584.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1995 for the securities listed.
    Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax cost basis is $257,454,558 resulting in gross unrealized and appreciation and depreciation of $8,404,609 and $3,341,002, respectively, or net unrealized appreciation of $5,063,607.

 ++ Restricted as to public resale. At the date of acquisition these securities were valued at cost. There were no outstanding securities of the same class as those held. Total market value of restricted securities owned at October
    31, 1995 was $13,902,000 or 5.3% of net assets.

    The fund had the following industry group concentrations greater than 10% of net assets at October 31, 1995 (as a percent of net assets):

    Transportation/Airlines       22.03%
    Utilities                     15.33
    Health Care                   11.61

    The rates shown on IFs and IFBs, which are securities paying variable interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at October 31, 1995, which are subject to change based on the terms of the security.

                                                          UNRATED SECURITIES
                                 RATED SECURITIES     OF COMPARABLE QUALITY,
                               AS A PERCENTAGE OF         AS A PERCENTAGE OF
    RATINGS                     FUND'S NET ASSETS          FUND'S NET ASSETS
    ----------------------------------------------------------------------------
    "AAA"/"Aaa"                              23.7%                       1.0%
    "AA"/"Aa"                                 4.8                        1.9
    "A"/"A"                                   5.8                         --
    "BBB"/"Baa"                              34.4                        1.0
    "BB"/"Ba"                                 9.4                       14.0
    "VMIG1"                                   3.9                         --
    ----------------------------------------------------------------------------
                                             82.0%                      17.9%
    ----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995 (Unaudited)

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $257,454,558) (Note 1)                            $262,518,165
-------------------------------------------------------------------------------
Cash                                                                    255,043
-------------------------------------------------------------------------------
Interest receivable                                                   5,966,595
-------------------------------------------------------------------------------
Receivable for securities sold                                          500,000
-------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                               16,416
-------------------------------------------------------------------------------
TOTAL ASSETS                                                        269,256,219

LIABILITIES
-------------------------------------------------------------------------------
Payable for securities purchased                                      4,349,160
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 1,609,627
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 3)                            467,248
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 3)                             1,841
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 3)               37,903
-------------------------------------------------------------------------------
Payable for administrative services (Note 3)                              9,355
-------------------------------------------------------------------------------
Payable for offering and organization costs (Note 1)                     36,681
-------------------------------------------------------------------------------
Other accrued expenses                                                   29,820
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     6,541,635
-------------------------------------------------------------------------------
NET ASSETS                                                         $262,714,584

REPRESENTED BY
-------------------------------------------------------------------------------
Series A remarketed preferred shares, without par value; 800 shares authorized (800 shares issued at $50,000 per share
liquidation preference) (Note 2)                                   $ 40,000,000
-------------------------------------------------------------------------------
Common shares, without par value; unlimited shares authorized;
16,157,092 shares outstanding                                       226,378,559
-------------------------------------------------------------------------------
Undistributed net investment income                                   1,500,240
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions            (10,227,822)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                            5,063,607
-------------------------------------------------------------------------------
NET ASSETS                                                         $262,714,584

COMPUTATION OF NET ASSET VALUE
-------------------------------------------------------------------------------
Remarketed preferred shares at liquidation preference              $ 40,000,000
-------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares           16,702
-------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares
at liquidation preference                                            40,016,702
-------------------------------------------------------------------------------
Net assets available to common shares:
Net asset value per share $13.78
($222,697,882 divided by 16,157,092 shares)                         222,697,882
-------------------------------------------------------------------------------
NET ASSETS                                                         $262,714,584
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Six months ended October 31, 1995 (Unaudited)

-------------------------------------------------------------------------------
TAX EXEMPT INTEREST INCOME                                          $ 9,122,995
-------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 3)                                        923,955
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 3)                           85,801
-------------------------------------------------------------------------------
Compensation of Trustees (Note 3)                                         5,993
-------------------------------------------------------------------------------
Reports to shareholders                                                  20,080
-------------------------------------------------------------------------------
Auditing                                                                 34,656
-------------------------------------------------------------------------------
Legal                                                                     8,583
-------------------------------------------------------------------------------
Postage                                                                  28,470
-------------------------------------------------------------------------------
Administrative services (Note 3)                                          5,234
-------------------------------------------------------------------------------
Exchange listing fees                                                     9,578
-------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                            3,211
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                   49,667
-------------------------------------------------------------------------------
Other                                                                     1,938
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                        1,177,166
-------------------------------------------------------------------------------
EXPENSE REDUCTION (Note 3)                                              (45,078)
-------------------------------------------------------------------------------
NET EXPENSES                                                          1,132,088
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 7,990,907
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 4)                      1,836,330
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period          7,865,703
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                               9,702,033
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $17,692,940
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE
                                               SIX MONTHS ENDED     YEAR ENDED
                                                     OCTOBER 31       APRIL 30
                                                           1995*          1995
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------
Net investment income                              $  7,990,907   $ 16,512,895
------------------------------------------------------------------------------
Net realized gain (loss) on investments               1,836,330    (11,564,849)
------------------------------------------------------------------------------
Net unrealized appreciation of investments            7,865,703      9,027,102
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                      17,692,940     13,975,148
------------------------------------------------------------------------------
Distributions to remarketed preferred
shareholders from:
------------------------------------------------------------------------------
  Net investment income                                (765,352)    (1,287,696)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS         16,927,588     12,687,452
------------------------------------------------------------------------------
Distributions to common shareholders from:
------------------------------------------------------------------------------
  Net investment income                              (7,997,809)   (15,998,793)
------------------------------------------------------------------------------
  Capital gains                                              --     (1,481,046)
------------------------------------------------------------------------------
In excess of net realized gains                              --       (499,303)
------------------------------------------------------------------------------
Common share offering and closing costs charged
to paid-in-capital                                           --       (218,436)+
------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               8,929,779     (5,510,126)

NET ASSETS
------------------------------------------------------------------------------
Beginning of period                                 253,784,805    259,294,931
------------------------------------------------------------------------------
END OF PERIOD (including undistributed net
investment  income of $1,500,240 and
$2,272,494, respectively)                          $262,714,584   $253,784,805
------------------------------------------------------------------------------
Common shares outstanding at beginning of period
(Note 2)                                             16,157,092     16,157,092
------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING AT END OF PERIOD           16,157,092     16,157,092
------------------------------------------------------------------------------
Remarketed preferred shares at beginning of period          800            800
------------------------------------------------------------------------------
REMARKETED PREFERRED SHARES OUTSTANDING AT
END OF PERIOD                                               800            800
------------------------------------------------------------------------------

* Unaudited

+ Adjustments of the original offering costs to reflect cost incurred.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                 FOR THE PERIOD
                                                                                   MAY 28, 1993
                                                                                  (COMMENCEMENT
                                        SIX MONTHS ENDED      YEAR ENDED OF      OPERATIONS) TO
                                              OCTOBER 31           APRIL 30            APRIL 30
                                                    1995***            1995                1994
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
(common shares)                                   $13.23             $13.57              $14.07*
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------
Net investment income                                .49               1.02                 .94(a)
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                       .61               (.16)               (.59)
---------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    1.10                .86                 .35
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
---------------------------------------------------------------------------------------------------
Net investment income:
---------------------------------------------------------------------------------------------------
  To preferred shareholders                         (.05)              (.08)               (.05)**
---------------------------------------------------------------------------------------------------
  To common shareholders                            (.50)              (.99)               (.70)
---------------------------------------------------------------------------------------------------
Capital gains:
---------------------------------------------------------------------------------------------------
  To common shareholders                              --               (.09)               (.05)
---------------------------------------------------------------------------------------------------
In excess of capital gains:
---------------------------------------------------------------------------------------------------
  To common shareholders                              --               (.03)                 --
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 (.55)             (1.19)               (.80)
---------------------------------------------------------------------------------------------------
Preferred share offering costs                        --                 --                (.05)
---------------------------------------------------------------------------------------------------
COMMON SHARE OFFERING COSTS                           --               (.01)+                --
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD
(common shares)                                   $13.78             $13.23              $13.57
---------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD
(common shares)                                  $13.500            $12.250             $12.625
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT MARKET VALUE
(common shares) (%)(b)                             14.38(c)            5.82              (11.22)(c)
---------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(in thousands)                                  $262,715           $253,785            $259,295
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (d)(e)                        .54(c)             .95                 .94(c)
---------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%) (d)(e)                       3.64(c)            6.04                6.14(c)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        27.71              59.13               60.52
---------------------------------------------------------------------------------------------------

  * Represents initial net asset value of $14.10 less offering expenses of approximately $0.03.

 ** Preferred shares were issued on August 3, 1993. (See Note 2.)

*** Unaudited.

  + Adjustments of the original costs to reflect actual costs incurred.

(a) Reflects a waiver of the management fee for the period May 28, 1993 to June 13, 1993. As a result of the waiver, expenses of the fund for the period ended April 30, 1994 reflect a reduction of less than $0.01 per share. (See Note 3.)

(b) Total investment return assumes dividend reinvestment.

(c) Not annualized.

(d) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(e) The ratio of expenses to average net assets for the period ended October 31, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts
    (See Note 3).

NOTES TO FINANCIAL STATEMENTS
October 31, 1995 (Unaudited)

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C DETERMINATION OF NET ASSET VALUE Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses and undeclared dividends on remarketed preferred shares) and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

D FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At April 30, 1995 the fund had a capital loss carryover of approximately $4,634,000 available to offset future net capital gain, if any, which will expire April 30, 2003.

E DISTRIBUTION TO SHAREHOLDERS Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1995 was 3.81%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F AMORTIZATION OF BOND PREMIUM AND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero-coupon bonds, stepped-coupon bonds and original issue discount bonds are accreted according to the effective yield method.

G FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $131,878. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

NOTE 2
REMARKETED PREFERRED SHARES

The Series A remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under the terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1995, no such restrictions have been placed on the fund.

NOTE 3
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management, for management and investment advisory services and administrative services fees is paid quarterly based on the average net assets of the fund, including amounts attributable to any preferred shares that may be outstanding. Such fee in the aggregate is based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion of such average net asset value.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for the period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by an agreed upon formula. See "Administration Services Contract."

In connection with the initial offering of share of the fund, Putnam Management agreed to waive its management fee from the period May 28, 1993 (commencement of operations) to June 13, 1993.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $810 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain meetings.

During the six months ended October 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1995, fund expenses were reduced by $45,078 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such arrangements.

NOTE 4
PURCHASES AND SALES OF SECURITIES

During the six months ended October 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $68,892,157 and $72,909,996 respectively. Purchases and sales of short-term municipal obligations aggregated $39,000,000 and $31,400,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

SELECTED QUARTERLY DATA*
(Unaudited)

                                                        NET REALIZED
                                                        AND UNREALIZED       NET INCREASE
                 INVESTMENT        NET INVESTMENT       GAIN (LOSS) ON       IN NET ASSETS
                 INCOME+           INCOME+              INVESTMENTS+         FROM OPERATIONS+

  QUARTER                  PER                 PER                   PER                    PER
  ENDED      TOTAL       SHARE   TOTAL       SHARE   TOTAL         SHARE    TOTAL         SHARE
  -----------------------------------------------------------------------------------------------

  10/31/95   $4,550,958   $.28   $3,565,681   $.21   $ 5,783,632    $.37    $ 9,349,313    $.58
  7/31/95     4,572,037    .28    3,659,874    .23     3,918,401     .24      7,578,275     .47
  4/30/95     4,579,698    .29    3,626,511    .22     6,565,282     .40     10,191,793     .62
  1/31/95     4,693,515    .28    3,814,166    .24     2,986,140     .18      6,800,306     .42
  10/31/94    4,800,324    .30    3,864,423    .24   (11,848,099)   (.73)    (7,983,676)   (.49)
  7/31/94     4,830,847    .30    3,920,099    .24      (241,070)   (.01)    (3,679,029)    .23
  4/30/94     4,762,164    .30    3,863,391    .25   (19,384,620)  (1.20)   (15,521,229)   (.95)
  1/31/94     4,826,033    .30    3,957,895    .24     1,382,956     .09      5,340,851     .33
**10/31/93    4,810,626    .29    3,933,551    .24     5,512,842     .34      9,446,393     .58
 *7/31/93     2,859,558    .18    2,560,752    .16     2,964,206     .18      5,524,958     .34

 + Per common share.

 * In connection with the initial offering of shares of the fund, Putnam Management agreed to waive its management fee and administration services fee for the period May 28, 1993
   (commencement of operations) to June 13, 1993. As a result of such waiver, expenses of the fund reflect a reduction of less than $0.01 per share.

** Preferred shares were issued on August 3, 1993.

RESULTS OF OCTOBER 5, 1995 SHAREHOLDER MEETING

An annual meeting of shareholders of the fund was held on October 5, 1995. At the meeting, each of the nominees for Trustees was elected, as follows:

                                VOTES FOR              VOTES WITHHELD
--------------------------------------------------------------------------------
Jameson Adkins Baxter          15,263,280                 219,622
Hans H. Estin                  15,259,167                 223,735
Elizabeth T. Kennan            15,268,786                 214,116
Lawrence J. Lasser             15,263,157                 219,744
Donald S. Perkins              15,255,405                 227,496
William F. Pounds              15,263,683                 219,219
George Putnam                  15,260,989                 221,913
George Putnam, III             15,257,368                 225,534
E. Shapiro                     15,246,396                 236,506
A.J.C. Smith                   15,267,868                 215,034
W. Nicholas Thorndike          15,270,266                 212,636
--------------------------------------------------------------------------------

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 15,167,917 votes for, and 69,508 votes against, with 245,477 abstentions and broker non-votes. A proposal to fix the number of Trustees at 13 was approved as follows: 34,351,246 for, and 773,771 against. All tabulations have been rounded to the nearest whole number.

FUND INFORMATION

INVESTMENT MANAGER                       OFFICERS
Putnam Investment                        George Putnam
Management, Inc.                         President
One Post Office Square
Boston, MA 02109                         Charles E. Porter
                                         Executive Vice President
MARKETING SERVICES
Putnam Mutual Funds Corp.                Patricia C. Flaherty
One Post Office Square                   Senior Vice President
Boston, MA 02109
                                         Lawrence J. Lasser
CUSTODIAN                                Vice President
Putnam Fiduciary Trust Company
                                         Gordon H. Silver
LEGAL COUNSEL                            Vice President
Ropes & Gray
                                         James E. Erickson
TRUSTEES                                 Vice President
George Putnam, Chairman
                                         Blake Anderson
William F. Pounds, Vice Chairman         Vice President

Jameson Adkins Baxter                    Triet M. Nguyen
                                         Vice President and Fund Manager
Hans H. Estin
                                         William N. Shiebler
John A. Hill                             Vice President

Elizabeth T. Kennan                      John R. Verani
                                         Vice President
Lawrence J. Lasser
                                         Paul M. O'Neil
Robert E. Patterson                      Vice President

Donald S. Perkins                        John D. Hughes
                                         Vice President and Treasurer
George Putnam, III
                                         Beverly Marcus
Eli Shapiro                              Clerk and Assistant Treasurer

A.J.C. Smith

W. Nicholas Thorndike

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV or to request Putnam's quarterly Closed-End Fund Commentary.

[LOGO: PUTNAM INVESTMENTS]                                    ------------
                                                              Bulk Rate
                                                              U.S. Postage
       THE PUTNAM FUNDS                                       PAID
       One Post Office Square                                 Putnam
       Boston, Massachusetts 02109                            Investments
                                                              ------------


21694-582      12/95